                 AGREEMENT TO TRANSFER A MEMBERSHIP INTEREST IN
                       NETWORKED ENERGY, LLC TO CEC, INC.


     WHEREAS, NETWORKED ENERGY, LLC, a Pennsylvania limited liability company ("Network"), and CEC, Inc., a Delaware corporation ("CEC") have entered into this Agreement dated August 24, 2000 whereby Network agrees to issue and CEC agrees to purchase a membership interest in Network;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for good and valuable consideration duly acknowledged and received, Network and CEC agree as follows:

1. PURCHASE AGREEMENT. Network agrees to sell and CEC agrees to purchase a membership interest in the Company equivalent to thirty-five percent (35%) of the total membership interest in the Company.

2. PURCHASE PRICE. The required capital contribution therefor from CEC is Five Hundred Thousand Dollars ($500,000.00). CEC shall pay the capital contribution as follows:

         DUE DATE                                     AMOUNT
         --------                                     ------
     1.  At the time of closing                     $200,000.00
     2.  Not later than September 1, 2000           $150,000.00
     3.  Not later than December 1, 2000            $ 75,000.00
     4.  Not later than March 1, 2001               $ 75,000.00

3.   REPRESENTATIONS OF AND WARRANTIES NETWORK

     a. Network is a limited liability company duly formed and established under the laws of and registered in the Commonwealth of Pennsylvania, and is in good standing under the laws of said jurisdiction.

     b. The Operating Agreement among the Members of Networked Energy, LLC attached hereto and made a part hereof as Exhibit A (the "Operating Agreement") is a true and correct copy, shall be adopted contemporaneously herewith by Steven F. Miller and CEC, and shall be determinative of the rights of CEC, Miller and Network after closing of this Agreement.

     c.  Steven F. Miller is the organizer and sole member of Network.

     d.  Network has one (1) class of membership interest.

     e. Network has attached to this Agreement copies of financial statements as Exhibit B which it warrants and represents accurately set forth the current financial condition of Network.

     f. Network has been duly authorized to issue the above referenced membership interest in Network to CEC;

4.   REPRESENTATIONS AND WARRANTIES OF CEC

     a. CEC, is a corporation established under the laws of and registered in the State of Delaware, and is in good standing under the laws of said jurisdiction

     b. The purchase of a membership interest in Network has been duly authorized by CEC.

     c. CEC represents that the membership interest will be acquired for investment only, and not with a view to resale, or offer for sale or in connection with the distribution or transfer thereof. Moreover, the membership interest is not being purchased for subdivision or fractionalization thereof, and that CEC does not have a contract, undertaking, agreement, or plans with any person or entity to sell, hypothecate, pledge, donate or otherwise transfer to any such person or entity any part of the membership interest.

     d. CEC understands that the purchase of this membership interest is a speculative investment which involves a high degree of risk or loss. CEC represents that it has both the knowledge and experience in financial matters sufficient to evaluate the purchase of the membership interest and that it is able to bear the economic risk of the purchase.

     e. CEC represents that it has sufficient funds available to complete this purchase.

5.   CLOSING OBLIGATIONS.

     (a) Network will deliver to CEC at the time of closing:

         (i) An copy of the Operating Agreement executed by all Members of Network which sets forth the thirty-five percent (35%) membership interest in the Company to be held by CEC.

     (b) CEC will deliver to Network at the time of closing:

         (i) The sum of Two Hundred Thousand Dollars ($200,000.00) in the form of a wire to Networks's account pursuant to written instruction from Network or certified or bank cashier's check, and

         (ii) An interest-free promissory note payable to Network in the principal amount of Three Hundred Thousand Dollars ($300,000.00), payable in the amounts and on the dates set forth above.

5. DATE, TIME AND LOCATION OF CLOSING. The closing will be held on August 24, 2000 either in person at the offices of CEC in Radnor, Pennsylvania or by facsimile signature.

6. NO ASSIGNMENT. This agreement shall not be assigned b either party without the prior written consent of the other party. This means that CEC may not transfer to anyone else its rights under this agreement to purchase a membership interest in Network. After Closing, the provisions of the Operating Agreement shall control rights to assign membership interest in Network.

7. ENTIRE AGREEMENT. This contract contains the entire agreement of the parties other than as set forth in the Operating Agreement. No representations have been made by any of the parties except as set forth in this agreement.

8. EXECUTION OF FURTHER DOCUMENTS. Each of the parties hereto agrees to execute all such further documents and to take all such further action in order to effectuate the terms and purposes of this agreement.

9. APPLICABLE LAW. This agreement shall be interpreted in accordance with, and the rights of the parties hereunder shall be determined by, the substantive laws of the Commonwealth of Pennsylvania, and any proceedings brought by any party relating to this agreement shall be held exclusively in Federal and State courts sitting in Pennsylvania.

10. ATTORNEY REVIEW. The parties understand that this is a legally binding contract and will become final upon execution of same. CEC understands that this agreement was prepared by Network's attorney. CEC further understands that it may choose to have an attorney review this contract.

11. MEMBERSHIP INTEREST NOT REGISTERED. The membership interest has not been registered under the Securities Act of 1933 or applicable state securities laws. It is the intent of the Company to operate its business so as not to require any such registration. This may limit significantly the transferability of the membership interest.

12. RIGHT TO WITHDRAW. CEC understands that it has the following right of withdrawal set forth in Section 207 of the Pennsylvania Securities Act of 1972, as amended:


         EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(D), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY), OR ANY OTHER PERSON WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OR HIS WRITTEN BINDING CONTRACT OR PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OR PURCHASE. WITHIN TWO (2) BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

                                    NETWORKED ENERGY, LLC

Witnessed or Attested by:             /s/ Steven F. Miller
                                    ------------------------------------------
                                    Steven F. Miller
 /s/ Joseph L. Castle II            Organizer and sole member
--------------------------




                                    CEC, INC.


Witnessed or Attested by:             /s/ Richard E. Staedtler
                                    ------------------------------------------
                                    Richard E. Staedtler
 /s/ Susan Pyle                     Vice President and Chief Financial Officer
--------------------------

                                      Note


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Networked Energy, LLC, the sum of Three Hundred Thousand Dollars ($300,000) as follows:

                        Date                    Amount to be Paid
                  -----------------             -----------------
                  September 1, 2000                  $150,000
                  December 1, 2000                   $ 75,000
                  March 1, 2001                      $ 75,000

     Upon default in making payment withing ten (10) days of demand, and provided this note is turned over for collection, the undersigned agree to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee's state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

In the presence of:



 /s/ Susan Pyle                             /s/ Richard E. Staedtler
--------------------------                  ----------------------------
        Witness                                      CEC, Inc.